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                                                                    EXHIBIT 23.1


                             INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Suiza Foods Corporation on Form S-8 of our report dated February 11, 1999, appearing in the Annual Report on Form 10-K of Suiza Foods Corporation for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP



Dallas, Texas
February 8, 2000